Supplement Dated February 14, 2020
to the Prospectuses Dated December 29, 2006 for

403B Group Variable Annuity Plan;
Individual Deferred Variable Annuity Plan; and
Group Variable Annuity Plan

Issued Through
Jackson SWL Variable Annuity Fund I
Formerly Variable Annuity Fund I of Southwestern Life

By Jackson National Life Insurance Company®
Formerly by Reassure America Life Insurance Company

This supplement updates certain information contained in the above-referenced prospectuses for Contracts formerly issued by Reassure America Life Insurance Company (“REASSURE”).  Please read it and keep it together with your prospectus for future reference.

Effective January 1, 2020, pursuant to the newly passed Setting Every Community Up for Retirement Enhancement ("SECURE") Act, the age at which you must begin taking your required minimum distributions ("RMDs") from your tax-qualified contract has increased from 70½ to 72. This change in triggering age for taking RMDs applies to you if you will attain age 70½ on or after January 1, 2020. If you have reached the age of 70½ prior to January 1, 2020, you are still required to use age 70½ as the triggering age for RMDs.

Also, effective January 1, 2020, you are now permitted to make contributions to your tax-qualified contract past the age of 70½. Some limitations may apply.

In addition, the SECURE Act imposes new restrictions impacting tax-qualified stretch contracts. Effective January 1, 2020, if an Individual Retirement Account ("IRA") owner or defined contribution plan participant dies on or after January 1, 2020, non-spouse beneficiaries may no longer "stretch" the post-death distributions over their lifetime. Instead, a non-spouse beneficiary is now required to draw down their entire inherited interest within ten (10) years. The ten-year rule does not apply to any portion payable to a surviving spouse, who may still "stretch" the post-death distributions for their life or a period not exceeding their life expectancy. Some additional exceptions to the ten-year rule may apply.

You may wish to consult with your financial professional or personal tax advisor if you are impacted by any of these changes.

In addition, please note that our mailing address has changed. Effective immediately, please direct all written requests and inquiries related to your variable annuity contract to Jackson National Life Insurance Co., P.O. Box 290680, Wethersfield, CT 06129-0680, or, for overnight mail, to DXC, 55 Hartland St., East Hartford, CT 06108.